UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	4/30

Date of reporting period:	4/30/07

ITEM 1.	REPORT TO STOCKHOLDERS

APRIL 30, 2007

Annual Report
to Shareholders

DWS Disciplined Long/Short
Growth Fund

Contents

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Management can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 16, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended April 30, 2007
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/16/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,048.60	$ 1,044.00	$ 1,049.00	$ 1,050.00
Expenses Paid per $1,000**	$ 13.84	$ 17.34	$ 12.86	$ 12.82
* For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (November 16, 2006), then divided by 365.
Expenses and Value of a $1,000 Investment for the period ended April 30, 2007
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,010.07	$ 1,006.30	$ 1,011.11	$ 1,011.16
Expenses Paid per $1,000***	$ 14.80	$ 18.55	$ 13.76	$ 13.71
*** Expenses (hypothetical expenses if the Fund had been in existence from 11/1/06) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Disciplined Long/Short Growth Fund+	2.97%	3.73%	2.76%	2.75%
+ Includes interest expenses and dividend expense on securities sold short of 1.45%, 1.45%, 1.45% and 1.45% for Classes A, C, S and Institutional Class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Disciplined Long/Short Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Disciplined Long/Short Growth Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2006.

BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Strategies: New York.

Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

Joined the fund in 2006.

BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Quantitative Equity: New York.

Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

Joined the fund in 2006.

BA, University of Connecticut.

Jennifer E. Phillippe, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Portfolio manager for Global Quantitative Equity: New York.

Joined Deutsche Asset Management in 2004; prior to that, over seven years of experience as a senior analyst at the International Securities Exchange; an analyst in the research center for Deutsche Asset Management; an equity analyst at both UBS Warburg and Deutsche Bank; and an Associate Client Manager for Fidelity Investments.

Joined the fund in 2006.

BA, Boston College; MBA, Georgetown University.

In the following interview, Portfolio Managers Robert Wang and Julie Abbett discuss recent market events as well as the performance and positioning of DWS Disciplined Long/Short Growth Fund during the period from the fund's commencement of operations on November 16, 2006 through April 30, 2007.*

* The fund's inception date is November 15, 2006. The fund commenced operations on November 16, 2006.

Q: How did the US stock market perform during the period under review?

A: US equities delivered a strong gain during the fund's reporting period, as a variety of positive fundamental factors helped support a continued rally in stock prices. Economic growth remained on track, while inflation was tame enough to prevent the US Federal Reserve Board (the Fed) from having to raise interest rates. Corporate earnings growth moderated somewhat in the first quarter, but the underlying trend remains very positive: The September-December period marked the fourteenth consecutive calendar quarter in which profits had risen at a double-digit pace. Higher earnings, in turn, fueled a continued surge in stock buyback activity by US corporations, which was a positive for the market's supply-and-demand equation. Another important source of demand came from private equity firms, which resulted in a number of public companies being purchased at a premium and taken private. Despite this positive backdrop, stocks nonetheless sold off sharply midway through the first calendar quarter on fears that weakness in the subprime mortgage market would have a negative impact on the rest of the US economy. These concerns quickly dissipated, however, and stocks regained the lost ground and achieved new highs in only a little over a month.

Q: How did the fund perform?

A: From its commencement of operations on November 16, 2006 through April 30, 2007, DWS Disciplined Long/Short Growth Fund did not perform as well as its benchmark, the Russell 1000® Growth Index.1 (Past performance is no guarantee of future results.)

1 The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

We believe the type of fundamentally sound, reasonably valued stocks in which the fund invests can outperform its benchmark over time.

Q: How is the fund managed?

A: The fund is designed to outperform the Russell 1000® Growth Index and at the same time achieve a similar risk profile as the index or, to put it in more technical terms, a beta of 1.0. Put simply, our goal is to generate a better return for the same level of risk.

We seek to achieve this goal by investing in long positions (i.e., purchasing stocks) that we believe will outperform the market and taking short positions in stocks that we believe will underperform. As of the end of the period, the fund held approximately 120% of net assets in long positions and 20% in short positions. This approach provides a net market exposure of 100% while also allowing for outperformance from the individual stock selections — both long and short — made by our disciplined investment process. We strive to achieve industry exposure as close to the index as possible, so that individual stock selection will be the key driver of performance.

Our proprietary quantitative model ranks every stock within the Russell 1000® Index using nine factors that fit into three broad categories: valuation factors, growth factors and market sentiment factors.2 The first group looks at earnings quality as well as forward price-to-earnings and price-to-cash-flow ratios. In the growth category, the factors assessed include earnings revision momentum (to ensure that estimates are not falling), cash flow growth, cash flow return on invested capital (a measure of management effectiveness), and a proprietary analysis designed to predict the likelihood of earnings surprises. Rounding out the approach is an analysis of market sentiment based on each stock's price momentum and the percentage of shares that are already sold short.

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The fund takes overweight long positions in 100 to 130 of the top-rated stocks, and these overweights can rise up to 1% above the index weight.3 At the same time, we take short positions (which can range as low as 1% below the benchmark weight) in 20 to 30 of the lowest-rated companies. The portfolio is periodically rebalanced to reflect changes in the ratings produced by our model. We believe the result is an investment that can serve as a core equity holding, but with a greater range of opportunity to produce outperformance through stock selection than a traditional mutual fund would typically have.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

What is a short sale?

A "short sale" is an investment whose value rises if the price of a security declines. It involves borrowing a security and selling it at a certain price, then buying it back later — ideally at a lower price. As an example, an investor borrows 10 shares of a stock, sells it at its current price of $100 and in the process collects proceeds of $1,000. If the stock declines to $80 per share, the investor can repurchase the stock for $800, return the borrowed shares and pocket the $200 difference. Naturally, this strategy will lead to a loss if the value of the stock increases after it has been sold short.

Q: What holdings helped performance?

A: Given that the fund is constructed using an industry-neutral approach, its performance is almost entirely the result of individual stock selection. It should be noted that our strategy is very active in nature, so many of the holdings we discuss here will not appear in the investment portfolio section that begins on page 15. In these cases, the trades were closed out prior to the end of the reporting period.

The industry in which our stock selection added the most value was materials. Here, the fund held overweight long positions in Southern Copper Corp., Lyondell Chemical Co. and US Steel Corp., all of which outperformed the broader materials sector by a wide margin. Performance also was helped by a short position in USG Corp., a building materials company that fell almost 17% versus a gain of about 26% for the industry. We believe this helps illustrate our investment process at work. Rather than simply holding a zero-weight in a group that ranked poorly in our model, we were able to short the stock and thereby take better advantage of our belief that it would decline.

In a similar fashion, we were able to capitalize on the decline in home-building stocks, and this helped the fund's return in its second-best-performing sector, consumer durables. Here, short positions in Centex Corp., Standard Pacific Corp., D.R. Horton, Inc., Beazer Homes USA, Inc. and Lennar Corp. all made contributions to performance. We believe the potential effectiveness of our investment process is illustrated by our ability to take advantage of the poor performance of these stocks amid a rising market. Notably, the fund also benefited from a long position in NVR, Inc., a top-performing stock in the home-building sector during the period.

Also making notable contributions were our stock picks in the health care equipment/services and pharmaceuticals/ biotechnology industries. The top performers in these areas were long positions in Kinetic Concepts, Inc., which makes wound- and tissue-repair products, and Schering-Plough Corp., respectively.

Q: What holdings hurt performance?

A: The largest shortfall in performance occurred in the technology hardware/equipment industry. Although the fund had a number of winning positions in this group, including a long/overweight in MEMC Electronic Materials, Inc. (one of the best-performing stocks in the Russell 1000 Index), a number of individual holdings detracted from returns. Most notable among these were longs in Advanced Micro Devices, Inc., Western Digital Corp. and Lam Research Corp., along with a short in Arrow Electronics, Inc.

Also weighing on returns was our selection in hotels/restaurants/ leisure, where longs in Choice Hotels International, Inc. and Starbucks Corp. both lost ground. In the banking sector, performance was hurt by a long position in IndyMac Bancorp Inc., whose shares came under intense selling pressure in the first quarter of 2007 due to the company's exposure to the subprime sector. The largest individual detractor was a short position in Global Industries Ltd., an energy stock that outperformed the broader industry by a wide margin.

Q: Do you have any closing thoughts for shareholders?

A: We believe we will be able to add significant value in the long term by using our multifactor analysis to identify not just those stocks that are poised to outperform the market as a whole, but also those we believe will lag. We believe our ability to take advantage of a wider range of opportunities will hold the fund in good stead at a time when slowing corporate earnings mean that individual stock selection will likely prove critical to outperformance.

Thank you for your interest in DWS Disciplined Long/Short Growth Fund. We look forward to the opportunity to communicate regularly with shareholders in the months and years ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	4/30/07

Information Technology	22%
Consumer Discretionary	19%
Health Care	17%
Industrials	14%
Energy	9%
Consumer Staples	6%
Materials	5%
Financials	5%
Telecommunications Services	2%
Utilities	1%
100%
Ten Largest Long Equity Holdings at April 30, 2007 (23.1% of Net Assets)
1. Johnson & Johnson Provider of health care products	3.2%
2. International Business Machines Corp. Manufacturer of computers and provider of information processing services	3.0%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.6%
4. Microsoft Corp. Developer of computer software	2.5%
5. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.4%
6. Boeing Co. Manufacturer of jet airplanes	2.0%
7. Abbott Laboratories Developer of health care products	1.9%
8. The Goldman Sachs Group, Inc. Provider of global investment banking services	1.9%
9. Schering-Plough Corp. Producer of pharmaceuticals and industrial chemicals	1.8%
10. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	1.8%

Sector diversification and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	4/30/07

Consumer Discretionary	27%
Energy	23%
Information Technology	21%
Materials	10%
Industrials	9%
Consumer Staples	5%
Health Care	5%
100%
Ten Largest Securities Sold Short Equity Holdings at April 30, 2007 (10.2% of Net Assets)
1. TETRA Technologies, Inc. An energy services company	1.1%
2. Smith International, Inc. Supplies products and services to the oil and gas exploration and production industry	1.1%
3. Ciena Corp. Develops and markets communications network platforms and software	1.0%
4. JDS Uniphase Corp. Provides communications test and measurement solutions and optical products for telecommunications services	1.0%
5. Westlake Chemical Corp. Manufactures and markets basic chemicals, vinyls polymers and fabricated products	1.0%
6. Centex Corp. Producer of single-family detached housing	1.0%
7. Hansen Natural Corp. Distributor of beverages	1.0%
8. Ingram Micro, Inc. Wholesale distributor of IT products and software	1.0%
9. Walter Industries, Inc. Diversified company with major interests in home building, financing and industrial operations	1.0%
10. Louisiana-Pacific Corp. Producer of lumber, plywood and pulp	1.0%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007

	Shares	Value ($)

Long Positions 120.4% Common Stocks 117.8%
Consumer Discretionary 23.0%
Auto Components 1.5%
BorgWarner, Inc. (a)	800	62,328
TRW Automotive Holdings Corp.* (a)	3,100	114,886
		177,214
Hotels Restaurants & Leisure 3.6%
Brinker International, Inc. (a)	2,200	68,420
Marriott International, Inc. "A" (a)	2,900	131,109
Starbucks Corp.* (a)	2,700	83,754
Yum! Brands, Inc. (a)	2,300	142,278
		425,561
Household Durables 1.4%
NVR, Inc.* (a)	200	164,800
Internet & Catalog Retail 0.4%
Amazon.com, Inc.* (a)	700	42,931
Leisure Equipment & Products 1.0%
Hasbro, Inc. (a)	3,800	120,118
Media 4.4%
Liberty Global, Inc. "A"* (a)	2,000	71,780
McGraw-Hill Companies, Inc. (a)	2,400	157,272
Omnicom Group, Inc. (a)	1,400	146,594
The DIRECTV Group, Inc.* (a)	6,000	143,040
		518,686
Multiline Retail 5.4%
Federated Department Stores, Inc. (a)	500	21,960
J.C. Penney Co., Inc. (a)	1,700	134,453
Kohl's Corp.* (a)	2,000	148,080
Nordstrom, Inc. (a)	2,400	131,808
Target Corp. (a)	3,200	189,984
		626,285
Specialty Retail 4.1%
Dick's Sporting Goods, Inc.* (a)	2,000	112,180
RadioShack Corp. (a)	4,200	122,094
Ross Stores, Inc. (a)	3,500	116,025
TJX Companies, Inc. (a)	4,800	133,872
		484,171
Textiles, Apparel & Luxury Goods 1.2%
Coach, Inc.* (a)	2,800	136,724
Consumer Staples 7.4%
Beverages 3.7%
Anheuser-Busch Companies, Inc. (a)	700	34,433
Coca-Cola Enterprises, Inc. (a)	5,400	118,476
PepsiCo, Inc. (a)	4,300	284,187
		437,096
Food & Staples Retailing 1.4%
Safeway, Inc. (a)	3,000	108,900
Wal-Mart Stores, Inc. (a)	1,200	57,504
		166,404
Food Products 0.3%
Kraft Foods, Inc. "A"	1,107	37,051
Household Products 1.2%
Kimberly-Clark Corp. (a)	2,000	142,340
Tobacco 0.8%
Altria Group, Inc. (a)	1,300	89,596
Energy 10.4%
Energy Equipment & Services 4.2%
Global Industries Ltd.* (a)	5,700	118,332
Patterson-UTI Energy, Inc. (a)	5,100	124,389
Tidewater, Inc. (a)	1,900	120,099
Unit Corp.* (a)	2,200	125,730
		488,550
Oil, Gas & Consumable Fuels 6.2%
Chesapeake Energy Corp. (a)	3,500	118,125
Devon Energy Corp. (a)	1,700	123,879
Marathon Oil Corp. (a)	1,100	111,705
Tesoro Corp. (a)	1,500	181,800
Valero Energy Corp. (a)	1,700	119,391
XTO Energy, Inc. (a)	1,400	75,978
		730,878
Financials 5.4%
Capital Markets 4.0%
Franklin Resources, Inc. (a)	1,200	157,572
Merrill Lynch & Co., Inc. (a)	1,000	90,230
The Goldman Sachs Group, Inc. (a)	1,000	218,610
		466,412
Consumer Finance 0.2%
American Express Co. (a)	400	24,268
Real Estate Investment Trusts 0.8%
Annaly Capital Management, Inc. (REIT) (a)	1,400	22,274
Public Storage, Inc. (REIT) (a)	300	27,996
Simon Property Group, Inc. (REIT) (a)	400	46,112
		96,382
Real Estate Management & Development 0.4%
CB Richard Ellis Group, Inc. "A"* (a)	1,400	47,390
Health Care 19.8%
Biotechnology 2.8%
Genzyme Corp.* (a)	2,300	150,213
Gilead Sciences, Inc.* (a)	2,100	171,612
		321,825
Health Care Equipment & Supplies 6.4%
Baxter International, Inc. (a)	3,100	175,553
Becton, Dickinson & Co. (a)	1,800	141,642
Dade Behring Holdings, Inc. (a)	2,800	137,508
Kinetic Concepts, Inc.* (a)	2,900	145,000
Zimmer Holdings, Inc.* (a)	1,700	153,816
		753,519
Health Care Providers & Services 2.2%
Coventry Health Care, Inc.* (a)	2,200	127,226
Humana, Inc.* (a)	2,100	132,804
		260,030
Pharmaceuticals 8.4%
Abbott Laboratories (a)	3,900	220,818
Eli Lilly & Co. (a)	2,100	124,173
Johnson & Johnson (a)	5,900	378,898
Merck & Co., Inc. (a)	800	41,152
Schering-Plough Corp. (a)	6,800	215,764
		980,805
Industrials 16.7%
Aerospace & Defense 8.2%
Boeing Co. (a)	2,500	232,500
Honeywell International, Inc. (a)	2,000	108,360
Lockheed Martin Corp. (a)	1,600	153,824
Raytheon Co. (a)	2,400	128,496
Rockwell Collins, Inc. (a)	1,900	124,773
United Technologies Corp. (a)	3,200	214,816
		962,769
Airlines 2.0%
AMR Corp.* (a)	4,400	114,796
Continental Airlines, Inc. "B"* (a)	3,200	116,992
		231,788
Industrial Conglomerates 1.3%
General Electric Co. (a)	4,100	151,126
Machinery 3.2%
Caterpillar, Inc. (a)	1,600	116,192
Danaher Corp. (a)	2,000	142,380
Manitowoc Co., Inc. (a)	1,700	115,991
		374,563
Road & Rail 1.0%
Ryder System, Inc. (a)	2,200	115,808
Trading Companies & Distributors 1.0%
United Rentals, Inc.* (a)	3,500	117,250
Information Technology 25.8%
Communications Equipment 1.7%
Cisco Systems, Inc.* (a)	7,300	195,202
Computers & Peripherals 4.3%
Hewlett-Packard Co. (a)	900	37,926
International Business Machines Corp. (a)	3,400	347,514
Western Digital Corp.* (a)	7,000	123,760
		509,200
Internet Software & Services 2.4%
eBay, Inc.* (a)	2,000	67,880
Google, Inc. "A"* (a)	300	141,414
Yahoo!, Inc.* (a)	2,800	78,512
		287,806
IT Services 2.9%
Alliance Data Systems Corp.* (a)	1,900	120,954
Computer Sciences Corp.* (a)	1,200	66,648
Total System Services, Inc. (a)	1,600	49,696
Unisys Corp.* (a)	13,100	102,704
		340,002
Semiconductors & Semiconductor Equipment 10.8%
Altera Corp.* (a)	6,100	137,494
Applied Materials, Inc. (a)	8,200	157,604
Intel Corp. (a)	14,200	305,300
MEMC Electronic Materials, Inc.* (a)	2,700	148,176
National Semiconductor Corp. (a)	5,000	131,500
Novellus Systems, Inc.* (a)	3,700	119,769
NVIDIA Corp.* (a)	4,200	138,138
Teradyne, Inc.* (a)	7,100	123,895
		1,261,876
Software 3.7%
Adobe Systems, Inc.* (a)	500	20,780
Cadence Design Systems, Inc.* (a)	5,500	122,100
Microsoft Corp. (a)	9,700	290,418
		433,298
Materials 6.3%
Chemicals 4.3%
Celanese Corp. "A" (a)	3,600	119,412
Chemtura Corp. (a)	4,200	46,326
Huntsman Corp. (a)	5,700	111,720
Lyondell Chemical Co. (a)	4,100	127,592
Monsanto Co. (a)	1,600	94,384
		499,434
Metals & Mining 2.0%
Alcoa, Inc. (a)	3,500	124,216
Southern Copper Corp. (a)	1,400	112,420
		236,636
Telecommunication Services 2.0%
Diversified Telecommunication Services
Citizens Communications Co. (a)	7,600	118,332
Embarq Corp. (a)	2,000	120,080
		238,412
Utilities 1.0%
Electric Utilities
Exelon Corp. (a)	1,500	113,115
Total Common Stocks (Cost $13,189,207)		13,807,321
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.5%
US Treasury Obligations
US Treasury Bill, 4.845%**, 7/19/2007 (b) (Cost $64,309) (a)	65,000	64,309
	Shares	Value ($)

Cash Equivalents 2.1%
Cash Management QP Trust, 5.31% (c) (Cost $240,631) (a)	240,631	240,631

	% of Net Assets	Value ($)

Total Long Positions (Cost $13,494,147)+	120.4	14,112,261
Other Assets and Liabilities, Net	18.1	2,121,889
Notes Payable	(19.0)	(2,230,000)
Securities Sold Short	(19.5)	(2,288,187)
Net Assets	100.0	11,715,963
+ The cost for federal income tax purposes was $13,543,393. At April 30, 2007, net unrealized appreciation for all securities based on tax cost was $568,868. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $708,034 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $139,166.
	Shares	Value ($)

Common Stocks Sold Short 19.5%
Consumer Discretionary 5.2%
Hotels Restaurants & Leisure 1.6%
Scientific Games Corp. "A"*	2,800	93,212
Wynn Resorts Ltd.	900	91,989
		185,201
Household Durables 1.8%
Centex Corp.	2,600	116,402
Standard Pacific Corp.	4,500	93,825
		210,227
Specialty Retail 1.8%
Barnes & Noble, Inc.	2,800	110,684
CarMax, Inc.*	4,200	104,664
		215,348
Consumer Staples 1.0%
Beverages
Hansen Natural Corp.*	3,000	114,600
Energy 4.6%
Energy Equipment & Services 3.0%
Oceaneering International, Inc.*	2,000	95,080
Smith International, Inc.	2,400	125,856
TETRA Technologies, Inc.*	4,900	129,801
		350,737
Oil, Gas & Consumable Fuels 1.6%
Peabody Energy Corp.	1,900	91,162
Pioneer Natural Resources Co.	1,200	60,240
Quicksilver Resources, Inc.*	900	37,674
		189,076
Health Care 0.9%
Biotechnology
Millennium Pharmaceuticals, Inc.*	9,700	107,476
Industrials 1.7%
Industrial Conglomerates 0.9%
Walter Industries, Inc.	3,800	112,936
Machinery 0.8%
Joy Global, Inc.	1,800	91,134
Information Technology 4.1%
Communications Equipment 2.0%
Ciena Corp.*	4,100	119,556
JDS Uniphase Corp.*	7,100	117,008
		236,564
Electronic Equipment & Instruments 1.1%
Ingram Micro, Inc. "A"*	5,800	113,796
Tektronix, Inc.	700	20,573
		134,369
Office Electronics 1.0%
Zebra Technologies Corp. "A"*	2,800	111,412
Materials 2.0%
Chemicals 1.0%
Westlake Chemical Corp.	4,000	116,760
Paper & Forest Products 1.0%
Louisiana-Pacific Corp.	5,700	112,347
Total Common Stocks Sold Short (Proceeds $2,181,011)		2,288,187
* Non-income producing security
** Annualized rate at time of purchase; not a coupon rate.
(a) Securities are pledged, in whole or in part, as collateral for short sales.
(b) At April 30, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At April 30, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P Mini 500 Index	6/15/2007	2	140,575	148,840	8,265

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007
Assets
Investments: Investments in securities, at value (cost $13,253,516)	$ 13,871,630
Investment in Cash Management QP Trust (cost $240,631)	240,631
Total investments in securities, at value (cost $13,494,147)	14,112,261
Cash	10,000
Deposits with broker for securities sold short	2,071,784
Dividends receivable	5,094
Interest receivable	8,984
Deferred offering costs	44,584
Due from Advisor	39,619
Other assets	28,982
Total assets	16,321,308
Liabilities
Payable for securities sold short, at value (proceeds of $2,181,011)	2,288,187
Notes payable	2,230,000
Interest on notes payable	35,003
Payable for daily variation margin on open futures contracts	1,360
Dividends payable for securities sold short	114
Other accrued expenses and payables	50,681
Total liabilities	4,605,345
Net assets, at value	$ 11,715,963
Net Assets
Net assets consist of: Undistributed net investment income	4,170
Net unrealized appreciation (depreciation) on: Investments	618,114
Futures	8,265
Short sales	(107,176)
Accumulated net realized gain (loss)	(12,271)
Paid-in capital	11,204,861
Net assets, at value	$ 11,715,963

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($3,456,491 ÷ 330,230 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.47
Maximum offering price per share (100 ÷ 94.25 of $10.47)	$ 11.11

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,887,831 ÷ 276,690 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.44

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,737,764 ÷ 261,399 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.47
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,633,877 ÷ 251,485 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.47
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from November 16, 2006 (commencement of operations) to April 30, 2007
Investment Income
Income: Dividends	$ 61,553
Interest — Cash Management QP Trust	13,448
Interest*	46,262
Total Income	121,263
Expenses: Management fee	48,622
Administration fee	4,862
Services to shareholders	2,944
Custodian fee	4,653
Distribution service fees	12,785
Auditing	23,144
Legal	1,649
Trustees' fees and expenses	6,573
Interest expense	67,508
Reports to shareholders	10,534
Registration fees	4,755
Offering expense	37,713
Dividend expense on securities sold short	3,069
Other	6,006
Total expenses before expense reductions	234,817
Expense reductions	(86,290)
Total expenses after expense reductions	148,527
Net investment income (loss)	(27,264)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	88,810
Futures	8,146
Securities sold short	(109,227)
(12,271)
Net unrealized appreciation (depreciation) during the period on: Investments	618,114
Futures	8,265
Securities sold short	(107,176)
519,203
Net gain (loss) on investment transactions	506,932
Net increase (decrease) in net assets resulting from operations	$ 479,668
* Includes income earned on segregated cash for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the period from November 16, 2006 (commencement of operations) to April 30, 2007
Cash Flows from Operating Activities:
Investment income received*	$ 106,387
Payment of operating expenses	(114,427)
Payment of interest expense	(61,487)
Proceeds from sales and maturities of investments	20,505,421
Purchases of investments	(33,605,817)
Proceeds from securities sold short	8,275,493
Purchases to cover securities sold short	(6,203,710)
Net purchases, sales and maturities of short-term investments	(304,142)
Net receipt (payment) on futures contracts	17,771
Cash provided (used) by operating activities	$ (11,384,511)
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ 2,230,000
Proceeds from shares sold	1,268,753
Cost of shares repurchased	(32,458)
Cash provided (used) by financing activities	3,466,295
Increase (decrease) in cash	(7,918,216)
Cash (initial capital) at beginning of period	10,000,000
Cash at end of period**	$ 2,081,784
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 479,668
Net (increase) decrease in cost of investments	(13,494,147)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	(618,114)
Net (increase) decrease in unrealized appreciation (depreciation) on securities sold short	107,176
(Increase) decrease in interest receivable	(8,984)
(Increase) decrease in dividends receivable	(5,094)
(Increase) decrease in other assets	(113,185)
Increase (decrease) in proceeds from securities sold short	2,181,011
Increase (decrease) in daily variation margin on open futures contracts	1,360
Increase (decrease) in dividends payable for securities sold short	114
Increase (decrease) in other accrued expenses and payables	50,681
Increase (decrease) in interest on notes payable	35,003
Cash provided (used) by operating activities	$ (11,384,511)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 6,279
* Non-cash activity from market discount accretion and premium amortization in the net amount of $798 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

** Includes deposits with broker for securities sold short.
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended April 30, 2007*
Operations: Net investment income (loss)	$ (27,264)
Net realized gain (loss) on investment transactions	(12,271)
Net unrealized appreciation (depreciation) during the period on investment transactions	519,203
Net increase (decrease) in net assets resulting from operations	479,668
Distributions to shareholders from: Net investment income: Class A	(1,502)
Class S	(2,302)
Institutional Class	(2,475)
Fund share transactions: Proceeds from shares sold	1,268,753
Reinvestment of distributions	6,279
Cost of shares redeemed	(32,459)
Redemption fees	1
Net increase (decrease) in net assets from Fund share transactions	1,242,574
Increase (decrease) in net assets	1,715,963
Net assets at beginning of period (initial capital)	10,000,000
Net assets at end of period (including undistributed net investment income of $4,170)	$ 11,715,963
* For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b,c]	(.02)
Net realized and unrealized gain (loss) on investment transactions	.50
Total from investment operations	.48
Less distributions from: Net investment income	(.01)
Redemption fees	.00***
Net asset value, end of period	$ 10.47
Total Return (%)[d,e]	4.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.73*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.97*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.52*
Ratio of net investment income (loss) (%)	(.48)*
Portfolio turnover rate (%)	229**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[b] Net investment income (loss) per share excluding interest expense and dividend expense on short sales for the period ended April 30, 2007 was $0.05.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b,c]	(.05)
Net realized and unrealized gain (loss) on investment transactions	.49
Total from investment operations	.44
Redemption fees	.00***
Net asset value, end of period	$ 10.44
Total Return (%)[d,e]	4.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.48*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.73*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.28*
Ratio of net investment income (loss) (%)	(1.24)*
Portfolio turnover rate (%)	229**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[b] Net investment income (loss) per share excluding interest expense and dividend expense on short sales for the period ended April 30, 2007 was $0.02.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b,c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	.49
Total from investment operations	.48
Less distributions from: Net investment income	(.01)
Redemption fees	.00***
Net asset value, end of period	$ 10.47
Total Return (%)[d]	4.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.52*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.76*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.31*
Ratio of net investment income (loss) (%)	(.27)*
Portfolio turnover rate (%)	229**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[b] Net investment income (loss) per share excluding interest expense and dividend expense on short sales for the period ended April 30, 2007 was $0.06.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b,c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	.49
Total from investment operations	.48
Less distributions from: Net investment income	(.01)
Redemption fees	.00***
Net asset value, end of period	$ 10.47
Total Return (%)[d]	5.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.58*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short (%)	2.75*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.30*
Ratio of net investment income (loss) (%)	(.26)*
Portfolio turnover rate (%)	229**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[b] Net investment income (loss) per share excluding interest expense and dividend expense on short sales for the period ended April 30, 2007 was $0.06.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Disciplined Long/Short Growth Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions on common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of the broker and/or its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, this is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to certain securities sold at a loss and investment in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At April 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 39,977
Undistributed net long-term capital gains	$ 9,847
Net unrealized appreciation (depreciation) on investments	$ 568,868

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended April 30, 2007**
Distributions from ordinary income	$ 6,279
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.
** For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank and deposits with the broker for securities sold short at April 30, 2007. Non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Offering Cost. Offering cost for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date net of foreign withholding taxes and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period from November 16, 2006 (commencement of operations) to April 30, 2007, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $33,605,817 and $20,505,421, respectively. Purchases to cover securities sold short and securities sold short aggregated $6,203,710 and $8,275,493, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Under the Investment Management Agreement, the Fund pays a monthly Management Fee based on the Fund's average daily net assets accrued daily and payable monthly, at the the following annual rates:

First $1 billion of the Fund's average daily net assets	1.00%
Next $1 billion of such net assets	.95%
Next $1 billion of such net assets	.90%
Over $3 billion of such net assets	.85%

For the period from November 16, 2006 (commencement of operations) through November 30, 2007, the Advisor has contractually agreed to waive all or a portion of its Management Fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest, initial and ongoing leverage expenses, organizational and offering expenses (limited to 0.10%), and dividend expenses on short sales) to the extent necessary to maintain the Fund's total operating expenses of each class as follows:

Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.20%

Accordingly, for the period ended April 30, 2007, the fee pursuant to the Investment Management Agreement aggregated $48,622, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

For the period ended April 30, 2007, the Advisor reimbursed $32,852 of offering expense.

Administration Fee. Pursuant to an Administrative Services Agreement with the Advisor, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from November 16, 2006 (commencement of operations) through April 30, 2007, the Advisor received an Administration Fee of $4,862, of which $3,918 was waived and $944 was paid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the period from November 16, 2006 (commencement of operations) through April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2007
Class A	$ 904	$ —	$ 904
Class C	897	—	478
Class S	101	—	101
Institutional Class	876	876	—
	$ 2,778	$ 876	$ 1,483

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from November 16, 2006 (commencement of operations) to April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class C	$ 9,025	$ 1,755

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from November 16, 2006 (commencement of operations) to April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 1,955	$ 988.15%
Class C	1,805	1,755.15%
	$ 3,760	$ 2,743

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the period from November 16, 2006 (commencement of operations) to April 30, 2007.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C, of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the period from November 16, 2006 (commencement of operations) to April 30, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from November 16, 2006, (commencement of operations) to April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,080, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2007, the Advisor holds approximately 89% of the outstanding shares of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period from November 16, 2006 (commencement of operations) to April 30, 2007, the Funds custodian fees were reduced by $22 for custodian credits earned.

F. Borrowings

The notes payable represents a secured loan of $2,230,000 from JPMorgan Chase Bank, N.A. at April 30, 2007. The note bears interest at LIBOR (London Interbank Offered Rate) plus 0.50%, which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a one-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $3,500,000 and is effective until November 12, 2007.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the period from November 16, 2006 (commencement of operations) through April 30, 2007 was $2,070,988 with a weighted average interest rate of 5.87%.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended April 30, 2007*
	Shares	Dollars
Shares sold
Class A	81,424	$ 847,410
Class C	26,738	276,955
Class S	12,970	131,517
Institutional Class	1,240	12,871
		$ 1,268,753
Shares issued to shareholders in reinvestment of distributions
Class A	148	$ 1,502
Class C	—	—
Class S	227	2,302
Institutional Class	245	2,475
		$ 6,279
Shares redeemed
Class A	(1,342)	$ (13,449)
Class C	(48)	(500)
Class S	(1,798)	(18,510)
Institutional Class	—	—
		$ (32,459)
Redemption fees		$ 1
Net increase (decrease)
Class A	80,230	$ 835,464
Class C	26,690	276,455
Class S	11,399	115,309
Institutional Class	1,485	15,346
		$ 1,242,574
Initial Capital
Class A	250,000	$ 2,500,000
Class C	250,000	2,500,000
Class S	250,000	2,500,000
Institutional Class	250,000	2,500,000
		$ 10,000,000
* For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

H. Regulatory Matters and Litigation

Regulatory Settlements. The following discusses a number of settlements with various regulatory agencies involving the Fund's investment adviser and certain of its affiliates, as well as certain parallel private litigation matters. These settlements and litigation matters concern actions relating to improper trading, market timing and sales of shares of DWS Scudder open-end funds and do not involve the Fund.

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that, although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank and have already been paid into an escrow account. In addition, among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which DIMA, DAMI and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003. Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI paid disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. In addition, as part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and Shareholders of DWS Disciplined Long/Short Growth Fund:

We have audited the accompanying statement of assets and liabilities of DWS Disciplined Long/Short Growth Fund (the "Fund"), one of a series of DWS Equity Trust (the "Trust"), including the portfolio of investments, as of April 30, 2007, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period November 16, 2006 (commencement of operations) to April 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Disciplined Long/Short Growth Fund at April 30, 2007, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period November 16, 2006 (commencement of operations) to April 30, 2007, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 26, 2007

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended April 30, 2007, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $100,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") at a meeting held on September 22, 2006. The Board reviewed comprehensive materials received from the Advisor, such as information about (i) the nature and quality of services to be provided by the Advisor, including information relating to administrative services to be provided under a separate agreement and compliance with legal requirements; (ii) the proposed management fee schedule and estimated operating expense ratio of the Fund relative to other similar funds; (iii) expected fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; (iv) the potential incidental benefits to the Advisor and its affiliates, the Fund and its shareholders; and (v) general information about the Advisor. During their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel.

Nature, Quality and Extent of Services. The Board reviewed the nature, extent and quality of the portfolio management, administrative, legal and other services to be provided by the Advisor. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board also received and reviewed information on the quantitative equity strategies and long/short strategies to be used by the Advisor in managing the Fund. The Board concluded that the nature, quality and extent of services to be provided under the Agreement are expected to be satisfactory. Because the Fund is newly organized, the Board did not consider investment performance.

Fees and Expenses. The Board considered the Fund's management fee rate and estimated operating expense ratio. The Board compared the Fund's management fee rate and estimated operating expense ratio to a peer group based on data compiled by the Advisor from recent prospectuses and from data supplied by Lipper Inc. The Board noted the limited number of funds in the Fund's peer group. The information provided to the Board, which included the effect of the Advisor's agreement to cap expenses through November 30, 2007, showed that the management fee rate and estimated operating expense ratios for the Fund were below the median of its peer group. On the basis of the information provided, the Board concluded that management fees for the Fund were reasonable and appropriate in light of the nature, quality and extent of services to be provided by the Advisor.

Profitability. Although the Board did not receive detailed profitability information, the Board noted the Advisor's representation that the profitability to DIMA in connection with managing the Fund would be affected by a variety of factors and that based on the Advisor's experience, the Advisor believed that profitability would not be excessive.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the proposed management of the Fund and whether the Fund will benefit from any economies of scale. The Board considered whether the proposed management fee schedule for the Fund was reasonable in relation to the expected asset size of the Fund and noted that the management fee schedule contains three breakpoints. The Board also noted the Advisor's representation that due to market conditions and capacity constraints associated with the investment strategies of the Fund, the Advisor does not anticipate that the Fund will significantly exceed $4 billion in assets. The Board concluded that the Fund's proposed management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including fees to be received by the Advisor for administrative services provided to the Fund and fees to be received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations. The Board also considered that the Advisor had recently proposed a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice during the past year. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of April 30, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	55
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	55
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	55
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	55
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	55
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	55
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		55
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	58
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)
n/a
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)
n/a
1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Institutional Class
Nasdaq Symbol	LSGAX	LSGCX	LSGTX
CUSIP Number	233376 813	233376 797	233376 771
Fund Number	429	629	729
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	LSGFX
Fund Number	2429

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, April 30, 2007, DWS Equity Trust has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DISCIPLINED LONG/SHORT GROWTH FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended April 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$19,125	$0	$3,375	$0
2006*	N/A	$0	N/A	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

* Fund commenced operations on November 16, 2006.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$330,000	$466,614	$0
2006	$169,000	$386,824	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$3,375	$466,614	$1,225,375	$1,695,364
2006	n/a	$386,824	$535,406	$922,230

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and is in the process of terminating the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007